November 2, 2015

DREYFUS INTERNATIONAL FUNDS, INC.

Dreyfus Emerging Markets Fund

Supplement to Summary and Statutory Prospectus

dated October 1, 2015

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

The fund is managed by a team of portfolio managers employed by Dreyfus and The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.  The team consists of Warren Skillman and Gaurav Patankar, who serve as the fund's primary portfolio managers.  Mr. Skillman is a managing director and portfolio manager at TBCAM.  Mr. Patankar is a managing director, portfolio manager and senior research analyst at TBCAM.  Messrs. Skillman and Patankar have been primary portfolio managers of the fund since December 2007 and November 2015, respectively.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

The fund is managed by a team of portfolio managers employed by Dreyfus and TBCAM.  The team consists of Warren Skillman and Gaurav Patankar, who serve as the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio.  Mr. Skillman is a managing director and portfolio manager at TBCAM, where he has been employed since July 2005.  He also has been employed by Dreyfus since December 2007.  Mr. Patankar is a managing director, portfolio manager and senior research analyst at TBCAM, where he has been employed since November 2013.  Prior thereto, he was employed as a portfolio manager at Lockheed Martin Investment Management Company since September 2009.  He also has been employed by Dreyfus since October 2015.  Messrs. Skillman and Patankar have been primary portfolio managers of the fund since December 2007 and November 2015, respectively, and manage the fund in their capacity as employees of Dreyfus.

                                                                                                                                                                                         0327STK1115

November 2, 2015

ADVANTAGE FUNDS, INC.

-Dreyfus International Value Fund

DREYFUS INTERNATIONAL FUNDS, INC.

-Dreyfus Emerging Markets Fund

Supplement to Statement of Additional Information

dated November 26, 2014, as revised or amended, January 1, 2015,

February 27, 2015,  March 30, 2015, May 1, 2015,

July 1, 2015 and October 1, 2015

Effective November 2, 2015, the following information supplements and supersedes any contrary information contained in "Certain Portfolio Manager Information":

The following table lists the number and types of accounts advised by the primary portfolio managers of Dreyfus International Value Fund and Dreyfus Emerging Markets Fund and assets under management in those accounts as of September 30, 2015:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Mark A. Bogar	3	$2.1B	5	$541M	3	$292M
Andrew Leger	3	$2.1B	5	$541M	3	$292M
James A. Lydotes	3	$2.1B	5	$541M	3	$292M
Gaurav Patankar	4	$1.3B	3	$608M	4	$295M
Warren Skillman	5	$1.3B	11	$836M	9	$1.2B

As of September 30, 2015, Messrs. Bogar, Leger, Lydotes, Patankar and Skillman did not manage any accounts subject to performance-based advisory fees.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio managers of Dreyfus International Value Fund and Dreyfus Emerging Markets Fund as of September 30, 2015:

NY 75908650v5

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Mark A. Bogar	DIVF	None
Andrew Leger	DIVF	None
James A. Lydotes	DIVF	None
Gaurav Patankar	DEMF	None
Warren Skillman	DEMF	None

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